                               Sublease Agreement



                                    Between:



                          AAA CENTRAL-WEST JERSEY, INC.





                                       And





                             YARDVILLE NATIONAL BANK










                                 August 23, 2000

                                 REFERENCE PAGE

Landlord/Sublessor:                         AAA Central-West Jersey, Inc.
                                            3 AAA Drive
                                            Hamilton, New Jersey 08691

Tenant/Sublessee:                           Yardville National Bank
Tenant's Address:                           2465 Kuser Road
                                            Hamilton, New Jersey 08690

Building:                                   The Point
                                            245 U.S. Route 202 South
                                            Flemington, New Jersey 08822

Premises:                                   +/- 1,200 square feet being a portion of the
                                            Building known as Suite 2

Rentable Area:                              1,200 square feet

Proportionate Share:                        22%

Use:                                        Bank branch office

Commencement Date:                          Upon issuance of a temporary Certificate of
                                            Occupancy for the Premises, no later than
                                            September 1, 2000

Termination Date:                           November 30, 2002

Term of Lease:                              Two (2) years, three (3) months

Base Rent:                                  Year 1            $18.50 per square foot per year
                                            Year 2            $18.50 per square foot per year

Common Area Maintenance Fee:                Approximately $3.55 per square foot, subject to
                                            adjustment as provided for herein

Utilities:                                  Tenant shall pay its Proportionate Share of
                                            Utilities to Landlord on a quarterly basis

Leasehold Improvements:                     N/A

Security Deposit:                           None

Renewal Option:                             None

Real Estate Broker Due Commission:          None


The Reference Page information is incorporated into and made a part of the Lease. In the event of any conflict between any Reference Page information and the Lease, the Lease shall control.

Landlord:                                             Tenant:
AAA Central-West Jersey Inc.                          Yardville National Bank

By: /s/ Xxxxxxxxxxxxxxx                               By: /s/ Xxxxxxxxxxxxxxx
    -------------------                                   -------------------
Title: President/CEO                                  Title: President/CEO
Date: 9/6/00                                          Date: 9/1/00

                               TABLE OF CONTENTS

Article ...................................................................Page

TITLE PAGE
REFERENCE PAGE
TABLE OF CONTENTS
1 USE AND RESTRICTIONS ON USE ................................................1
2 TERM .......................................................................2
3 RENT .......................................................................2
4 ADDITIONAL RENT ............................................................2
5 SECURITY DEPOSIT ...........................................................3
6 LEASEHOLD IMPROVEMENTS AND ALTERATIONS .....................................3
7 MAINTENANCE AND REPAIRS ....................................................4
8 ACCESS TO THE PREMISES .....................................................4
9 SIGNS ......................................................................4
10 LIENS .....................................................................4
11 ASSIGNMENT AND SUBLETTING .................................................5
12 INDEMNIFICATION ...........................................................5
13 INSURANCE .................................................................6
14 WAIVER OF SUBROGATION .....................................................7
15 SERVICES AND UTILITIES ....................................................7
16 HOLDING OVER ..............................................................7
17 SUBORDINATION .............................................................7
18 RULES AND REGULATIONS .....................................................8
19 REENTRY BY LANDLORD .......................................................8
20 DEFAULT ...................................................................8
21 REMEDIES ..................................................................9
22 QUIET ENJOYMENT ..........................................................10
23 DAMAGE BY FIRE ETC .......................................................11
24 EMINENT DOMAIN ...........................................................12
25 SALE BY LANDLORD .........................................................12
26 ESTOPPEL CERTIFICATE .....................................................12
27 SURRENDER OF PREMISES ....................................................13
28 NOTICES ..................................................................13
29 TAXES PAYABLE BY TENANT ..................................................13
30 DEFINED TERMS AND HEADINGS ...............................................14
31 HAZARDOUS SUBSTANCES .....................................................14
32 ENFORCEABILITY ...........................................................15
33 COMMISSIONS ..............................................................15
34 TIME AND APPLICABLE LAW ..................................................15
35 PARKING ..................................................................15
36 SUCCESSORS AND ASSIGNS ...................................................15
37 ENTIRE AGREEMENT .........................................................15
38 EXAMINATION ..............................................................15
39 RECORDATION ..............................................................16
40 LIMITATION OF LANDLORD'S LIABILITY .......................................16

Exhibit A - Leased Premises

                                    SUBLEASE

         Whereas, AAA Central-West Jersey, Inc. (referred to herein as the "Landlord") is presently the Lessee under a certain Lease Agreement and Rider to Lease dated September 1, 1994, between ABC Associates as Lessor (hereinafter designated as Prime Lessor) and said AAA Central-West Jersey, Inc. as Lessee, which was extended by a Lease Renewal Agreement dated November 30, 1999 and a Lease Renewal Agreement dated March 24, 2000 (collectively the Lease Agreement, the Rider to Lease and the Lease Renewal Agreements are the "Prime Lease");

         Now therefore, Landlord hereby leases to Yardville National Bank (referred to herein as the "Tenant") and Tenant hereby subleases from Landlord the Premises set forth and described on the Reference Page. The Reference Page, including all terms defined thereon, is hereby incorporated as part of this Lease.

1.        USE AND RESTRICTIONS ON USE

         (A) Landlord and Tenant agree that the terms and conditions of the Prime Lease are incorporated into this Agreement in their entirety by reference except as hereafter modified or amended, and specifically agree that (a) the term of this Sublease shall not extend beyond the expiration date of the Prime Lease; and (b) neither the Tenant nor his heirs, executors, administrators, legal representatives, trustees or assigns, without prior consent of Landlord in each instance, which consent shall not be unreasonably withheld or delayed, shall (1) assign, mortgage or encumber his interest in any sublease, in whole or in part, (2) sublease, or permit the sublease of, any part of the Premises affected by such subleasing or any portion thereof, or (3) permit such part of the Premises affected by such subleasing or any part thereof to be occupied or used by any person other than such Tenant.

          (B) The Premises shall be used and occupied by Tenant for the Use listed on Reference Page and for no other use except as permitted and approved by Landlord in writing and not prohibited by applicable zoning regulations. Tenant shall at its own cost and expense, with Landlord's assistance if required, obtain any and all licenses and permits necessary for such Use. The parking of automobiles, trucks or other vehicles in the areas not specifically designated by Landlord and the outside storage of any property are prohibited without Landlord's prior written consent. Tenant shall comply with all governmental laws, ordinances and regulations applicable to the use of the premises and its occupancy thereof, and shall promptly comply with all governmental orders and directives for the correction, prevention and abatement of any violations or nuisances in or upon, or connected with, the Premises, all at Tenant's sole expense. If, as a result of any change in the governmental laws, ordinances and regulations, the Premises must be altered to lawfully accommodate Tenant's use and occupancy thereof, such alterations shall be made only with the consent of Landlord, which consent will not be unreasonably withheld, but the entire cost thereof shall be borne by Tenant; provided, that, the necessity of Landlord's consent shall in no way create any liability against Landlord for failure of Tenant to comply, or alter the Premises to comply, with such laws, ordinances and regulations. Tenant shall not permit any objectionable or unpleasant odors, smoke, dust, gas, noise or vibrations to emanate from the Premises, nor take any other action which would constitute a nuisance or would disturb or endanger any other tenants or occupants of the Building, or unreasonably interfere with such tenants' or occupants' use of their respective premises. Tenant shall not permit any use which would adversely affect the reputation of the Building. Without Landlord's prior written consent, Tenant shall not receive, store or otherwise handle any product, material or merchandise which is explosive or highly flammable. Tenant will not permit the Premises to be used for any purpose (including, without limitation, the storage of merchandise) in any manner which would render the insurance on the Premises void or increase the insurance rate, thereof, and Tenant shall immediately cease and desist from such use, paying all cost and expense resulting from such improper use.

         (C) Landlord hereby acknowledges that Tenant is subject to regulation by the Office of the Comptroller of the Currency ("OCC") and agrees that Tenant shall be relieved of any obligation provided for under the terms and conditions of this Lease, which obligation is found objectionable by the OCC; provided that the remainder of this Lease or the application of such term or provision to persons, property or circumstances other than those as to which it is objectionable, shall remain in full force and effect.

         (D) During the Term of this Lease, Landlord shall not let any portion of the Facility (as defined herein) to a lending institution other than Tenant.

2.       TERM

         The term of this Lease shall be as indicated on the Reference Page (unless sooner terminated as herein provided). Landlord's failure to complete construction of Leasehold Improvements and/or Tenant's failure to occupy the Premises shall in no way effect Tenant's obligations under the Lease, except when such failure is caused by Landlord and is not remedied within fifteen (15) days of written notice from Tenant. Tenant agrees that in the event of the inability of Landlord to deliver possession of the Premises on the Commencement Date, Landlord shall not be liable for any damage thereby, but Tenant shall be not liable for any Rent until the time when Landlord can, after notice to Tenant, deliver possession of the Premises to Tenant. No such failure to give possession on the Commencement Date shall affect the other obligations of Tenant hereunder, nor shall such failure be construed in any way to extend the Term. If Landlord is unable to deliver possession of the Premises within thirty (30) days of the Commencement Date (other than as a result of matters beyond the reasonable control of Landlord and Tenant is notified by Landlord in writing as to such delay), Tenant shall have the option to terminate this Lease.

         In the event Landlord shall permit Tenant to occupy the Premises prior to the Commencement Date, such occupancy shall be subject to all the provisions of this Lease. Said early possession shall not advance the Termination Date.

3.       RENT

         Tenant agrees to pay to Landlord the Base Rent and the Common Area Maintenance Fee (the Common Area Maintenance Fee, together with other charges provided for herein are referred to as "Additional Rent." Collectively, Base Rent and Additional Rent are referred to as "Rent") by paying monthly installments in advance, on or before the first day of each full calendar month during the Term, except that the first month's Base Rent and Common Area Maintenance Fee shall be paid upon the execution hereof. Rent for any period during the Term which is less than one full month shall be a prorated portion of the monthly installment of Rent based upon a thirty (30) day month. Said Rent shall be paid to Landlord, without deduction or offset and without notice or demand at the Landlord's address, as set forth on the Reference Page, or to such other person or at such other place as Landlord may from time to time designate in writing. Payment of Rent shall commence on the earlier of the Commencement Date and the date Tenant first occupies the Premises.

         Tenant recognizes that late payment of any Rent or other sum due hereunder will result in administrative expense to Landlord, the extent of which additional expense is extremely difficult and economically impractical to ascertain. Tenant therefore agrees that if Rent or any other sum is due and payable pursuant to this Lease; and when such amount remains due and unpaid ten
(10) days after said amount is due, such amount shall be increased by a late charge in an amount equal to the greater of (a) $250.00, or (b) a sum equal to 5% of the unpaid Rent or other payment. The amount of the late charge to be paid by Tenant shall be reassessed and added to Tenant's obligation for each successive monthly period until paid. The provisions of this Article in no way relieve Tenant of the obligation to pay Rent or other payments on or before the date on which they are due, nor do the terms of this Article in any way affect Landlord's remedies pursuant to Article 21 of this Lease in the event said rent or other payment is unpaid after the date due.

         No security or guarantee which may now be or hereafter be furnished to Landlord for the payment of Rent or the performance of Tenant's other obligations under this Lease shall in any way constitute a bar to the recovery of the Premises or defense to any action in unlawful detainer or to any other action which Landlord may bring for a breach or any of the terms, covenants or conditions of this Lease.

4.       ADDITIONAL RENT

         In addition to the Base Rent, Tenant shall pay its Proportionate Share, as indicated on the Reference Page, of the Operating Expenses for the Facility. "Operating Expenses" include all operating expenses necessary to maintain and operate the, Building, Premises and the property on which the Building and Premises are located (the "Facility"), including but not limited to, Real Estate Taxes, insurance, management, professional and administrative fees, repairs, maintenance, snow removal, landscaping and lawn maintenance, security, fire protection, water and sewer charges, common area electric, garbage removal and any other expenses or costs associated with the maintenance or operation of the Facility. In the event the Operating Expenses for the Facility exceed the Common Area Maintenance Fee indicated on the Reference Page, as calculated at the end of any year during the Term, Tenant will pay the appropriate increase or additional amount due for Operating Expenses with the next installment of Rent. The Common Area Maintenance Fee for the subsequent year will be adjusted in accordance with prior year's actual Operating Expenses. In no event, however, will the Common Area Maintenance Fee be reduced below the Common Area Maintenance Fee indicated on the Reference Page.

         "Real Estate Taxes" shall mean the taxes and assessments imposed upon the Facility or upon the Rent payable to Landlord, including, but not limited to, real estate, city, county, village, school and transit taxes, or taxes, assessments or charges levied, imposed or assessed against the Facility by any other taxing authority, whether general or specific, ordinary or extraordinary, foreseen or unforeseen. If, due to a future change in the method of taxation, any franchise, income or profit tax shall be levied against Landlord in substitution for, or in lieu of, or in addition to, any tax which would otherwise constitute a Real Estate Tax for the purposes hereof, such franchise, income or profit tax shall be deemed to be Real Estate Tax for purposes hereof; conversely, any additional real estate tax hereafter imposed in substitution for, or in lieu of, any franchise, income or profit tax (which is not in substitution for, or in lieu of, or in addition to, a Real Estate Tax as hereinbefore provided) shall not be deemed a Real Estate Tax for the purposes hereof. Tenant shall also be responsible for paying any excise, sales, use, gross receipts or other taxes which may be imposed on Landlord or on account of the letting or which Landlord may be required to pay or collect under any law now in effect or hereafter enacted. Tenant shall have the right, at Tenant's sole expense, to initiate or prosecute real estate tax appeals for the Facility. Landlord shall fully cooperate with Tenant in any such appeal. Any abatements or refunds of Real Estate Taxes shall be paid to Tenant.

5.       SECURITY DEPOSIT

         [Intentionally Omitted]

6.       LEASEHOLD IMPROVEMENTS AND ALTERATIONS

         (A) Tenant shall submit to Landlord for approval, which approval will not be unreasonably withheld or delayed, full definitive plans and specifications for all leasehold improvements indicated on the Reference Page (the "Leasehold Improvements") to be constructed or installed or other work to be performed by Tenant in the Premises, including but not limited to, duct work, all architectural, electrical and mechanical plans, room finish schedules, railwork detail, layout drawings, facades, painting or other improvements. Tenant shall have the responsibility for completing all Leasehold Improvements at Tenant's sole cost and expense.

         (B) Tenant shall not make or suffer to be made any alterations, additions, or improvements, including, but not limited to, the attachment of any fixtures or equipment in, on, or to the Premises or any part thereof or the making of any improvements required by Article 7 without the prior written consent of Landlord. Any alterations, additions, or improvements in, on, or to the Premises including carpeting, but excepting movable furniture, personal property and inventory of Tenant removable without material damage to the property or the Premises, shall be and remain the property of Tenant during the Term but shall, unless Landlord elects otherwise, in writing, become a part of the realty and belong to Landlord without compensation to Tenant upon the expiration or sooner termination of the Lease as herein provided and title shall pass to Landlord under this Lease as by a bill of sale. When applying for such consent, Tenant shall, if requested by Landlord, furnish complete plans and specifications for such alterations, additions and improvements. The responsibility of the parties relative to removal of any alteration, improvement or addition shall be determined prior to the construction or installation of same. All alterations, additions or improvements proposed by Tenant shall be constructed in accordance with all government laws, ordinances, rules and regulations and Tenant shall, prior to construction, provide such assurances to Landlord, including but not limited to, waivers of lien, surety company performance bonds and personal guaranties of individuals of substance, as Landlord shall require to assure payment of the costs thereof and to protect Landlord against any loss from any construction, artisans', mechanics', materialmen's or other liens. Tenant shall provide Landlord with certificates of insurance against general liability and builders' risk prior to construction of Tenant's improvements, which insurance shall list Landlord as an additional insured under such policies. Tenant shall indemnify, deliver and hold Landlord harmless against any losses, damages or claims whatsoever arising out of Tenant's improvements and alternations to the Premises. Tenant shall pay any increase in real estate taxes attributable to any such alteration, addition, or improvement. Upon the expiration or termination of the Lease as herein provided, Tenant shall upon demand by Landlord, at Tenant's sole cost and expense, forthwith and with all due diligence remove any such alterations, additions or improvements which are designated by Landlord to be removed, (and which are not part of Tenant's initial Leasehold Improvements) and Tenant shall forthwith and with all due diligence, at its sole cost and expense, repair and restore the Premises to their original condition, reasonable wear and tear and loss casualty covered by
Article 23 excepted.

7.       MAINTENANCE AND REPAIRS

         (A) Tenant shall take good care of the Premises and not commit waste. Tenant at its sole expense, shall promptly make all repairs, ordinary or extraordinary, in and about the interior of the Premises. Tenant at its sole expense, shall replace during the Term of the Lease all damaged or broken doors or other glass in or about the Premises and shall be responsible for all repairs, maintenance and replacement of wall and floor coverings in or on the Premises, and for the repair, replacement and maintenance of all lighting fixtures therein.

         (B) Tenant shall keep and maintain the Premises and its fixtures, appurtenances, systems and facilities serving the Premises, in good working order, condition and repair and shall make all repairs, as and when needed in or about the Premises, except for those repairs for which Tenant is responsible pursuant to any other provisions of this Lease. Under no circumstances shall Tenant be entitled to an offset against Rent due hereunder.

         (C) Landlord shall have no liability to Tenant by reason of any inconvenience, annoyance, interruption or injury to Tenant's business arising from any repairs or changes required or permitted by this Lease, or required by law, to make in or to any portion of the Premises, or in or to the fixtures, equipment or appurtenances of the Premises; provided that Landlord shall not be exculpated from liability if Landlord shall fail to make a required repair within a commercially reasonable period of time or if the repair of prevents Tenant from using a material portion of the Premises for more than sixty (60) days.

         (D) Tenant shall, at its own cost and expense, repair any damage to the Premises resulting from and/or caused in whole or in part by the negligence or misconduct of Tenant, its agents, servants, employees, patrons, customers, or any other person entering the Facility as a result of Tenant's business activities or caused by Tenant's default hereunder.

         (E) Tenant acknowledges it has had the opportunity to inspect the Premises and accepts the Premises "AS IS," "WHERE AS," and with all faults.

8.       ACCESS TO THE PREMISES

         Tenant shall have access to the Premises twenty-four (24) hours a day and three hundred sixty-five (365) days each year.

9.       SIGNS

         Tenant shall not install any signs upon the Premises without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed. If Landlord shall consent to any sign, upon termination of the Lease Tenant shall remove said sign and restore the Premises to its original condition.

10.      LIENS

         Tenant shall keep the Premises and Tenant's leasehold interest in the Premises free from any liens arising out of any work performed, materials furnished, or obligations incurred by Tenant. In the event that Tenant shall not, within ten (10) days following the imposition of any such lien, cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All such sums paid by Landlord and all expenses incurred by it in connection therewith shall be considered Additional Rent and shall be payable to Landlord by Tenant on demand with interest at the rate of eighteen percent (18%) per year or the highest rate permitted by law, whichever is lower.

11.      ASSIGNMENT AND SUBLETTING

         (A) Tenant shall not have right to assign or pledge this Lease or to sublet the whole or any part of the Premises, whether voluntarily or by operation of law, or permit the use or occupancy of the Premises by anyone other than Tenant, or assign this Lease for security purposes, without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed, and such restrictions shall be binding upon any assignee or subtenant to which Landlord has consented. Notwithstanding the foregoing, (i) Tenant shall have the right to assign the Lease to an affiliate or subsidiary, and (ii) the sale of all of the equity of Tenant shall be considered a permissible assignment, in each case subject to all of the terms of this Lease, including without limitation, the continuing obligation of Tenant as provided below. In the event Tenant desires to sublet the Premises, or any portion thereof, or assign this Lease, Tenant shall give written notice thereof to Landlord at least sixty (60) days prior to the proposed commencement date of such subletting, which notice shall set forth the name of the proposed subtenant. Notwithstanding any permitted subletting, Tenant shall at all times remain directly and primarily responsible and liable for the payment of the Rent herein specified and for compliance with and performance of all of its other obligations under this Lease. Upon the occurrence of an Event of Default (as hereinafter defined), if the Premises or any part thereof are then sublet, Landlord, in addition to any other remedies provided herein or by law, may collect directly from such subtenant all Rent due and becoming due to Tenant under such sublease and apply such Rent against and sums due Landlord from Tenant hereunder. No such collection directly from an assignee or subtenant shall be construed to constitute a novation or a release of Tenant from the further performance of Tenant's obligations hereunder.

         (B) In addition to Landlord's right to approve of any subtenant or assignee, Landlord shall have the option, in its sole discretion, in the event of any proposed subletting or assignment, (1) to terminate the Lease, or in the case of a proposed subletting of less than the entire Premises, (2) to recapture the portion of the Premises to be sublet, as of the date of subletting or assignment is to be effective. The option shall be exercised by Landlord's giving Tenant written notice thereof within fifteen (15) days following Landlord's receipt of Tenant's written notice as required above. If this Lease shall be terminated with respect to the entire Premises the Term shall end on the date stated in Tenant's notice as the effective date of the sublease or assignment as if that date had been originally fixed in this Lease for the expiration of the Term. If Landlord recaptures only a portion of the Premises, the rent during the unexpired Term shall abate, proportionately, based on the Rent as of the date immediately prior to such recapture. Tenant shall, at Tenant's own cost and expense, discharge in full any outstanding commission obligation on the part of Landlord with respect to the Lease, and any commissions which may be due and owing as a result of any proposed assignment or subletting, whether or not the Premises are recaptured pursuant hereto and rented by Landlord to the proposed tenant or any other tenant.

         (C) Consent by Landlord to any assignment or subletting shall not include consent to the assignment or transferring of any renewal option rights or space option rights of the Premises granted to Tenant by this Lease, or addendum or amendment thereto or letter of agreement (and such options, right, privileges or services shall terminate upon such assignment), unless Landlord specifically grants in writing such options, rights, privileges or services to assignee or subtenant. Any sale, assignment, mortgage or transfer of this Lease, subletting of the Property which does not comply with the provisions of this Article shall be void.

         (D) Should Landlord agree to authorize and execute an assignment or sublease agreement, Tenant will pay to Landlord on demand a sum equal to all of Landlord's reasonable costs, including attorney's fees, incurred in connection with such assignment or transfer.

12.      INDEMNIFICATION

         (A) Landlord shall not be liable and Tenant hereby waives all claims against Landlord for any damage to any property or any injury to any person in or about the Premises by or from any cause whatsoever, (including without limiting the foregoing, rain or water leakage of any character from the roof, windows, walls, basement, pipes, plumbing works or appliances, the Premises not being in good condition or repair, gas, fire, oil, electricity or theft) unless caused by the gross negligence of Landlord, its employees or agents.

         (B) Tenant shall hold Landlord harmless from and defend Landlord against any and all claims, liability or costs (including court costs and attorney's fees) for any damage to any property or any injury to any person occurring in, on or about the Premises when such injury or damage shall be caused by or arise from, in part or in whole, (a) the act, neglect, fault or omission to meet the standards imposed by an duty with respect to the injury or damage, by Tenant, its agents, servants, employees or invitees; (b) the conduct or management of any work or thing whatsoever done by the Tenant in the Premises or from transactions of the Tenant concerning the Premises; or (c) any breach or default on the part of the Tenant in the performance of any covenant or agreement in the part of the Tenant to be performed pursuant to this Lease, unless caused by the gross negligence of Landlord, its employees or agents.

         (C) The provisions of the Article shall survive the termination of this Lease with respect to any claims or liability occurring prior to such termination.

13.      INSURANCE

         (A) Tenant covenants and represents, said representation being designed to induce Landlord to execute this Lease, that during the entire Term hereof, Tenant, at its sole cost and expense, shall obtain, maintain and keep in full force and effect the following insurance:

                  (i) All Risk property insurance against fire, theft, vandalism, malicious mischief, sprinkler leakage and such additional perils as are now, or hereafter may be, included in a standard extended coverage endorsement from time to time in general use in the State of New Jersey, and flood insurance, as applicable, such insurance to cover all property of every description and kind whether owned by Landlord or Tenant or under Tenant's care, custody or control and located on the Premises or for which Tenant is legally liable or installed by or on behalf of Tenant, including by way of example and not by way of limitation, furniture, fixtures, fittings, installations and any other property, in an amount equal to the full replacement cost thereof and naming Landlord and any holder of a mortgage or trust deed secured by the Premises, and ground lessors (if any) as loss payee.

                  (ii) Comprehensive General Liability Insurance coverage to include personal injury, bodily injury, broad form property damage, operations hazard, owner's protective coverage, contractual liability and products and completed operations liability and naming Landlord and any holder of a mortgage or trust deed secured by the Premises, and ground lessors (if any) as additional insureds in limits of not less than one million and 00/100 dollars ($1,000,000.00), combined single limit.

                  (iii) Workers' Compensation insurance in form and amount required by law.

                  (iv) Any other form or forms of insurance or any increase in the limits of any of the aforesaid enumerated coverages or other forms of insurance as Landlord or the mortgagees holding mortgages secured by the Premises or the ground lessors (if any) of the Premises may reasonably require from time to time if in the reasonable opinion of Landlord or said mortgagees or ground lessors said coverage and/or limits become inadequate.

         (B) At least fifteen (15) days prior to Tenant's occupancy of the Premises, Tenant shall deliver to Landlord a copy of all policy provisions intended to be included in the coverage to be provided by Tenant, and a valid certificate of insurance issued to Landlord, effective as of the dates applicable under the terms of this Lease, which certificate of insurance shall include, without limitation: (a) provisions requiring notice by the insurer to Landlord at least thirty (30) days in advance of any contemplated, intended or effective cancellation, nonrenewal, or material change or modification of coverage provisions or limits; and (b) a Waiver of Subrogation in favor of Landlord and agents, employees, servants, officers, directors, contractors, and subcontractors of Landlord, with respect to the insurance coverage and claims of Tenant.

         (C) All insurance policies required pursuant to this Article 13 shall be taken out with insurers rated at least A+ XV by A. M. Best Company, Oldwick, New Jersey, who are licensed to do business in the State of New Jersey, and shall be in form satisfactory from time to time to Landlord. A policy or certificate evidencing such insurance together with a paid bill shall be delivered to Landlord simultaneously with the execution of this Lease. No such insurance may be materially changed, reduced in coverage, cancelled or otherwise terminated unless the insurers notify Landlord and any mortgagees or ground lessors (if any) of same in writing, not less than thirty (30) days prior to such planned change, reduction or cancellation/termination. Should a certificate of insurance initially be provided, a policy shall be furnished by Tenant within thirty (30) days of the delivery of Landlord's written request for same. The aforesaid insurance shall be written with such reasonable deductibles as Tenant shall determine in its reasonable discretion and Tenant shall be deemed self-insured for such deductible amounts.

         (D) In the event of damage to or destruction of the Premises, entitling Landlord or Tenant to terminate this Lease pursuant to Article 23, and if this Lease be so terminated, Tenant will immediately pay Landlord all of its insurance proceeds, relating to the building and leasehold improvements and alterations (but not Tenant's trade fixtures, equipment, furniture or other personal property of Tenant in the Premises) which have become Landlord's property on installation or would have become Landlord's property at the expiration or sooner termination of this Lease.

         (E) Tenant agrees that it will not keep or use or offer for sale in or upon the Premises, any article which may be prohibited by any insurance policy in force from time to time covering the Premises. Tenant shall promptly comply with all reasonable requirements of the insurance authority or of any insurer now or hereafter in effect relating to the Premises.

         (F) If any insurance policy carried by Tenant shall be cancelled or cancellation shall be threatened or the coverage thereunder reduced or threatened to be reduced in any way by reason of the use or occupation of the Premises, or any part thereof by Tenant or any sublessee of Tenant, or anyone permitted by Tenant to be upon the Premises, and if Tenant fails to remedy the conditions giving rise to said cancellation or threatened cancellation or reduction in coverage or threatened reduction in coverage prior to said cancellation or reduction becoming effective, such shall constitute an Event of Default and Landlord shall have all of the remedies available to Landlord pursuant to this Lease.

14.      WAIVER OF SUBROGATION

         So long as their respective insurers so permit, Tenant and Landlord hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage or all risk insurance now or hereafter existing for the benefit of the respective party. Each party shall obtain any special endorsements required by their insurer to evidence compliance with the aforementioned waiver.

15.      SERVICES AND UTILITIES

         Tenant shall pay for its Proportionate Share of all gas, heat, light, power, telephone, sprinkler system charges, meters and other utilities and services used on or from the Building. Tenant shall furnish all electric light bulbs, tubes and ballasts. Landlord shall in no event be liable for any interruption or failure of utility services on or to the Premises.

16.      HOLDING OVER

         Tenant shall pay Landlord for each day Tenant retains possession of the Premises or part thereof after termination hereof by lapse of time or otherwise one hundred fifty percent (150%) of the amount of the Rent for the last period prior to the date of such termination prorated on a daily basis, and also pay all damages sustained by Landlord by reason of such retention, and shall indemnify and hold Landlord harmless from any loss or liability resulting from such holding over and delay in surrender.

17.      SUBORDINATION

         Without the necessity of any additional document being executed by Tenant for the purpose of affecting a subordination, this Lease shall be subject and subordinate at all times to the lien of any mortgages or deeds of trust now or hereafter placed on, against or affecting

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the Premises, Landlord's interest or estate therein, provided, however, that if the lessor, mortgage, trustee, or holder of any such mortgage or deed of trustee elects to have Tenant's interest in this Lease be superior to any such instrument, then by notice to Tenant this Lease shall be deemed superior, whether this Lease was executed before or after said instrument. Notwithstanding the foregoing, Tenant covenants and agrees to execute and deliver upon demand such further instruments evidencing such subordination or superiority of this Lease as may be required by Landlord.

18.      RULES AND REGULATIONS

         Tenant shall faithfully observe and comply with all the reasonable rules and regulations and all reasonable modifications additions thereto from time to time put into effect by Landlord as well as all covenants, conditions and restrictions of record. Landlord shall not be responsible to Tenant for the nonperformance by any other tenant or occupant of the Building or any such rules and regulations.

19.      REENTRY BY LANDLORD

         Landlord reserves and shall at all times have the right to reenter the Premises upon prior reasonable notice to inspect the same, to supply any service to be provided by Landlord to Tenant hereunder, to show said Premises to prospective purchasers, mortgagees (or tenants, within nine (9) months prior to the Termination Date) and to alter, improve, or repair the Premises and any portion of the Facility, without abatement of Rent, and may for that purpose erect, use, and maintain scaffolding, pipes conduits, and other necessary structures in and through the Facility and Premises where reasonably required by the character of the work to be performed, provided entrance to the Premises shall not be blocked thereby, and further provide that the business of Tenant shall not be interfered with unreasonably. In the event that Landlord requires access to any under-floor areas, Landlord's liability for carpet (or other floor covering) replacement shall be limited to replacement of the piece removed. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby; provided that Tenant does not waive claims which may arise against Landlord for any problem with the Premises for which Tenant has provided Landlord with written notice and Landlord has failed to commence corrective action within a commercially reasonably period of time. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in the Premises, excluding Tenant's vaults and safes, or special security areas (designated in advance), and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency to obtain entry to any portion of the Premises

20.      DEFAULT

         The following events shall be deemed to be "Events of Default" under this Lease:

         (A) Tenant shall fail to pay when due any sum of money becoming due to be paid to Landlord hereunder, whether such sum be any installment of the Rent herein reserved, any other amount treated as Additional Rent hereunder, or any other payment or reimbursement to Landlord required herein, whether or not treated as Additional Rent hereunder, and such failure shall continue for a period of ten (10) days from the date such payment was due; or

         (B) The Events of Default specified in Article 5, Paragraph 13(F) and
Article 31; or

         (C) Tenant shall fail to comply with any term, provision or covenant of this Lease other than provided for in Paragraphs 20(A) and (B) above, and shall not cure such failure within twenty (20) days (forthwith, if the defaults involve a hazardous condition) after written notice thereof to Tenant; or

         (D) Tenant shall abandon any substantial portion of the Premises; or

         (E) Tenant shall fail to vacate the Premises immediately upon termination of the Lease, by lapse of time or otherwise, or upon termination of Tenant's right to possession only without termination of the Lease; or

         (F) The leasehold interest of Tenant shall be levied upon under execution or be attached by process of law or Tenant shall fail to contest diligently the validity of any lien or claimed lien and give sufficient security to Landlord to insure payment thereof or shall fail to satisfy any judgment rendered thereon and have same released, and such default shall continue, without Tenant diligently proceeding to cure such default for ten (10) days after written notice thereof to Tenant; or

         (G) Tenant shall become insolvent, admit in writing its inability to pay its debts generally as they become due, file a petition in bankruptcy or a petition to take advantage of any insolvency statute, make an assignment for the benefit of creditors, make a transfer in fraud of creditors, apply for or consent to the appointment of a receiver of itself or of the whole or any substantial part of its property, or file a petition or answer seeking reorganization or arrangement under the federal bankruptcy laws, as now in effect or hereafter amended, or any other applicable law or statute of the United States or any state thereof; or

         (H) A court of competent jurisdiction shall enter an order judgment or decree adjudicating Tenant a bankrupt, or appointing a receiver of Tenant, or of the whole of any substantial part of its property, without the consent of Tenant, or approving a petition filed against Tenant seeking reorganization of arrangement of Tenant under the bankruptcy laws of the United States, as now in effect or hereafter amended, or any state thereof, and such order, judgment or decree shall not be vacated or set aside or stayed within thirty (30) days from the date of entry thereof.

21.      REMEDIES

         Upon the occurrence of any such events of default described in Article 20 or elsewhere in this Lease, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever.

         (A) Landlord may, at its election, terminate this Lease or terminate Tenant's right to possession only, without terminating the Lease;

         (B) Upon any termination of this Lease, whether by lapse of time or otherwise, or upon any termination of Tenant's right to possession without termination of the Lease, Tenant shall surrender possession and vacate the Premises immediately, and deliver possession thereof to Landlord, and Tenant hereby grants to Landlord full and free right to enter into and upon the Premises in such event with or without process of law to repossess Landlord of the Premises as of Landlord's former estate and to expel or remove Tenant and any others who may be occupying or within the Premises and to remove any and all property therefrom, without being deemed in any manner guilty of trespass, eviction or forcible entry or detainer, and without incurring any liability for any damage resulting therefrom, Tenant hereby waiving any right to claim damage for such reentry and expulsion, and without relinquishing Landlord's right to Rent or any other right given to Landlord hereunder or by operation of law;

         (C) Upon any termination of this Lease, whether by lapse of time or otherwise, Landlord shall be entitled to recover as damages, all Rent, including any amounts treated as Additional Rent hereunder, and other sums due and payable by Tenant on the date of termination, plus the sum of (i) an amount equal to the then present value of the Rent, including any amounts treated as Additional Rent hereunder, and other sums provided herein to be paid by Tenant for the residue of the Term hereof, less the fair rental value of the Premises for such residue (taking into account the time and expense necessary to obtain a replacement tenant or tenants, including expenses hereinafter described in Paragraph 21 (D) relating to recovery of the Premises, preparation for reletting and for reletting itself) and (ii) the cost of performing any other covenants which would have otherwise been performed by Tenant;

         (D) (i) Upon any termination of Tenant's right to possession only, without termination of the Lease, Landlord may, at Landlord's option, enter into the Premises, remove Tenant's signs and other evidences of tenancy, and take and hold possession thereof as provided in Paragraph 21 (B) above, without such entry and possession terminating the Lease or releasing Tenant, in whole or in part, from any obligation, including Tenant's obligation to pay the Rent, including any amounts treated as Additional Rent, hereunder for the full Term. In any such case Tenant shall pay forthwith to Landlord, if Landlord so elects, a sum equal to the entire amount of the Rent, including any amounts treated as Additional Rent hereunder, for the residue of the Term plus any other sums provided herein to be paid by Tenant for the remainder of the Term;

                  (ii) Landlord must attempt to relet the Premises or any part thereof for such Rent and upon such terms as Landlord in its sole discretion shall determine (including the right to relet the Premises for a greater or lesser term than that remaining under this Lease, the right to relet the Premises as a part of a larger area, and the right to change the character or use made of the Premises) and Landlord shall not be required to accept any tenant offered by Tenant or to observe any instructions given by Tenant about such reletting. In any such case, Landlord may make repairs, alterations and additions in or to the Premises, and redecorate the same to the extend Landlord deems necessary or desirable, and Tenant shall, upon demand, pay the cost thereof, together with Landlord's expenses of reletting including, without limitation, any broker's commission incurred by Landlord. If the consideration collected by Landlord upon any such reletting plus any sums previously collected from Tenant are not sufficient to pay the full amount of all Rent, including any amounts treated as Additional Rent hereunder and other sums reserved in this Lease for the remaining Term hereof, together with the costs of repairs, alterations, additions, redecorating, and Lessor's expense of reletting and the collection of the Rent accruing therefrom (including attorney's fees and brokers commissions), Tenant shall pay to Landlord the amount of such deficiency upon demand and Tenant agrees that Landlord may file suit to recover any sums falling due under this Subparagraph 21 (D)(ii) from time to time;

         (E) Landlord may, at Landlord's option, enter into and upon the Premises, with or without process of law, if Landlord determines in its sole discretion that Tenant is not acting within a commercially reasonable time to maintain, repair or replace anything for which Tenant is responsible hereunder and correct the same, without being deemed in any manner guilty of trespass, eviction or forcible entry and detainer and without incurring any liability for any damage resulting therefrom and Tenant agrees to reimburse Landlord, on demand, as Additional Rent, for any expenses which Landlord may incur, in thus effecting compliance with Tenant's obligations under this Lease;

          (F) Any and all property which may be removed from the Premises by Landlord pursuant to the authority of the Lease, to which Tenant is or may be entitled, may be handled, removed and stored, as the case may be, by or at the direction of Landlord at the risk, cost and expense of Tenant. Tenant shall pay to Landlord, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in Landlord's possession or under Landlord's control. Any such property of Tenant not retaken by Tenant from storage within thirty (30) days after removal from the Premises shall, at Landlord's option, be deemed conveyed by Tenant to Landlord under this Lease as by a bill of sale without further payment or credit by Landlord or Tenant. Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law or at equity (all such remedies being cumulative), nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any Rent due to Landlord hereunder or of any damages accruing to Landlord be reason of the violation of any terms, provisions and covenants herein contained. No act or thing done by Landlord or its agents during the Term shall be deemed a termination of this Lease or an acceptance of the surrender of the Premises, and no agreement to terminate this Lease or accept a surrender of said Premises shall be valid unless in writing signed by Landlord. Landlord's acceptance of the payment of Rent or other payments hereunder after the occurrence of an Event of Default shall not be construed as an accorded satisfaction, compromise or waiver of such Event of Default, unless Landlord so notifies Tenant in writing. Forbearance by Landlord in enforcing one or more of the remedies herein provided upon an Event of Default shall not be deemed or construed to or of Landlord's right to enforce any such remedies with respect to such default or any subsequent default. If, on account of any breach or default by Tenant under the Lease, it shall become necessary or appropriate for Landlord to employ or consult with an attorney concerning or to enforce or defend any of Landlord's rights or remedies, Tenant agrees to pay all reasonable attorney's fees incurred by Landlord.

22.      QUIET ENJOYMENT

         Landlord represents and warrants that is has full right and authority to enter into this Lease and that Tenant, while paying the Rent and performing its other covenants and agreements herein set forth, shall peaceably and quietly have, hold and enjoy the Premises for the Term without hindrance from Landlord subject to the terms and provisions of this Lease. In the event this Lease is a sublease, then Tenant agrees to take the Premises subject to the provisions of the prior leases. Landlord shall not be liable for any interference or disturbance by other tenants or third persons, nor shall Tenant be released from any of the obligations of this Lease because of such interference or disturbance.

23.      DAMAGE BY FIRE, ETC

    (A) Landlord agrees to maintain sufficient insurance on the Building and loss of rents against such causes of loss and in such amounts as Landlord shall deem commercially reasonable, amount all such coverages and endorsements to be defined, provided and limited in the standard bureau forms prescribed by the insurance regulatory authority for the state in which the property is situated for use by insurance companies admitted in such state for the writing of such insurance on risks located within such state. Subject to the provisions of Paragraphs 23(C), 23(D) and 23(F), such insurance shall be for the sole benefit of Landlord and under its sole control. Tenant agrees to pay Landlord, as Additional Rental, Tenant's Proportionate Share of Landlord's cost of maintaining such insurance. Any payment to be made pursuant to this Paragraph with respect to the year in which the Lease commences or terminates shall be prorated. Tenant shall not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained by Landlord hereunder unless Landlord is included as an additional insured thereon. Tenant shall immediately notify Landlord whenever any such separate insurance is taken out and shall promptly deliver to Landlord the policy or policies of such insurance.

         (B) If the Premises should be damaged or destroyed by fire, tornado or other casualty, Tenant shall give immediate written notice thereof to Landlord.

         (C) If the Premises should be damaged by any peril covered by the insurance to be provided by Landlord under Paragraph 23(A), but only to such extent that the Premises can in Landlord's estimation be materially restored within one hundred twenty (120) days after the date upon which Landlord is notified by Tenant of such damage (except that Landlord may elect not to rebuild if such damage occurs during the last year of the Term), this Lease shall not terminate, and Landlord shall at its sole cost thereupon proceed with reasonable diligence to rebuild and repair such Premises and substantially restore the condition in which it existed prior to such damage, except Landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures, additions and other improvements which may have been placed in, on or about the Premises by Tenant. If the Premises are untenantable in whole or in part following such damage, the Rent payable hereunder during the period in which the Premises are untenantable shall be reduced to such extent as may be fair and reasonable under all of the circumstances.

         In the event that Landlord shall fail to materially restore the Premises within one hundred twenty (120) days after the date upon which Landlord is notified by Tenant of such damage, Tenant may (if it has given Landlord at least thirty (30) days notice of its need and intent to do so) at its option terminate this Lease by delivering written notice of termination to Landlord as Tenant's exclusive remedy, whereupon all rights and obligations hereunder shall cease and terminate; provided, however, that if construction is delayed because of changes, deletions, or additions in construction requested by Tenant, strikes, lockouts, casualties, acts of God, war, material or labor shortages, Governmental regulation or control or other causes beyond the reasonable control of Landlord, the period for restoration, repair or rebuilding shall be extended for the amount of time Landlord is so delayed, but in no event for more than sixty (60) days. For purposes hereof, the Premises shall be deemed "materially restored" upon the issuance of a temporary certificate of occupancy. If the Premises are untenantable in whole following such damage, no Rent shall be payable by Tenant during this period, provided that Tenant has maintained its rental interruption insurance and such insurance proceeds are being paid to Landlord.

         (D) If the Premises should be damaged or destroyed by fire, tornado or other casualty and Landlord is not required to rebuild pursuant to the provisions of Paragraph 23(C), this Lease shall at the option of Landlord or Tenant, upon notice to Tenant or Landlord, given within thirty (30) days after Landlord is notified by Tenant of such damage, terminate and the

Rent shall be abated during the unexpired portion of the Lease, effective upon the date of the occurrence of such damage.

         (E) Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the Premises requires that the insurance proceeds be applied so such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is made by any such holder, whereupon this Lease shall end on the date of such notice to Tenant as if the date of such notice were the date originally fixed in the Lease for the expiration of the Term.

         (F) In the event of any damage or destruction to the Premises by any peril covered by the provisions of this Article, Tenant shall, upon notice from Landlord, forthwith remove, at its sole cost and expense, such portion or all of Tenant's shelves, bins, machinery and other trade fixtures and all other property belonging to Tenant or his licensees from such portion or all of the Premises as Landlord shall request and Tenant hereby indemnifies and holds Landlord (including without limitation the trustee and beneficiaries if Landlord is a trust), Landlord's agents and employees harmless from any loss, liability, claims, suits, costs, expenses, including attorney's fees and damages, both real and alleged, arising out of any damage or injury as a result of the failure to properly secure the Premises prior to such removal and/or as a result of such removal.

24.      EMINENT DOMAIN

         (A) If the whole or any substantial part of the Premises should be taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof and the taking would prevent the use of the Premises for the use provided for herein, this Lease shall terminate and the Rent shall be abated during the unexpired portion of this Lease, effective when the physical taking of said Premises shall occur.

         (B) If part of the Premises shall be taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and this Lease is not terminated as provided in Paragraph 23(A), this Lease shall not terminate but the Rent payable hereunder during the unexpired portion of this Lease shall be reduced to such extent, if at all, as may be fair and reasonable under all of the circumstances and Landlord shall undertake to restore the Premises to a condition suitable for Tenant's Use, as near to the condition thereof immediately prior to such taking as is reasonably feasible under all the circumstances.

         (C) In the event of any such taking or private purchase in lieu thereof, Landlord and Tenant shall each be entitled to receive and retain such separate awards and/or portion of lump sum awards as may be allocated to their respective interests in the Premises in any condemnation proceedings.

25.      SALE BY LANDLORD

         In the event of a sale or conveyance by Landlord of the Premises, the same shall operate to release Landlord from any future liability upon any of the covenants or conditions, expressed or implied, herein contained in favor of Tenant, and in such event Tenant agrees to look solely to the responsibility of the successor in interest of Landlord in and to this Lease. Except as set forth in the Article, this Lease shall not be affected by any such sale, and Tenant agrees to attorn to the purchaser or assignee. If any security has been given by Tenant to secure the faithful performance of any of the covenants of this Lease, Landlord may transfer or deliver said security, as such, to Landlord's successor in interest and thereupon and upon notice to Tenant of the transfer, Landlord shall be discharged from any further liability with regard to said security, provided that any successor shall not be liable for such security unless such successor receives the same.

26.      ESTOPPEL CERTIFICATES

         Within ten (10) days following any written request which Landlord may make from time to time, Tenant shall execute and deliver to Landlord or any prospective Landlord or mortgagee or prospective mortgagee a sworn statement certifying: (a) the date of commencement of this Lease, (b) the fact that this Lease is unmodified and in full force and effect, (or, if there have been modifications hereto, that this Lease is in full force and effect, as modified, and stating the date and nature of such modifications), (c) the date to which the Rent and other sums payable under this Lease have been paid, (d) the fact that there are no current defaults under this Lease by either Landlord or Tenant except as specified in Tenant's statement, and (e) such other matters requested by Landlord. Landlord and Tenant intend that any statement delivered pursuant to this Article may be relied upon by any mortgagee, beneficiary or purchaser and Tenant shall be liable for all loss, cost or expense resulting from the failure of any sale or funding of any loan caused by any material misstatement contained in such estoppel certificate. Tenant's failure to execute an estoppel certificate in accordance with this Article shall constitute an Event of Default under this Lease.

27.      SURRENDER OF PREMISES

         Tenant shall, upon the written request of Landlord, at least ninety
(90) days before the last day of the Term arrange to meet Landlord for a joint inspection of the Premises. In the event of Tenant's failure to arrange such joint inspection, Landlord's inspection at or after Tenant's vacating the Premises shall be conclusively deemed correct for purposes of determining Tenant's responsibility for repairs and restoration.

         At the end of the Term or any renewal thereof or other sooner termination of this Lease, Tenant will peaceably deliver up to Landlord possession of the Premises, together with all improvements or additions upon or belonging to the same, by whomsoever made, in the same condition as received or first installed, broom clean and free of all debris, ordinary wear and tear and damage by fire, earthquake, Act of God, or the elements alone excepted. Tenant shall, upon termination of this Lease, remove all non-fixture items, including without limitation, movable partitions of less than full height previously installed by Tenant, at Tenant's sole cost and expense. Tenant is responsible for any damage caused by such removal. Property not removed shall be deemed abandoned by the Tenant and title to the same shall thereupon pass to Landlord under this Lease as by a bill of sale.

         Upon request by Landlord, Tenant shall remove any or all permanent improvements or additions to the Premises installed by Tenant which were not approved by Landlord. Tenant shall indemnify Landlord against any loss or liability resulting from delay by Tenant in so surrendering the Premises, including without termination any claims made by any succeeding tenant founded on such delay.

         All obligations of Tenant hereunder not fully performed as of the expiration or earlier termination of this Lease shall survive the expiration or earlier termination of the Lease. Upon the expiration or earlier termination of the Lease, Tenant shall pay to Landlord the amount, as estimated by Landlord, necessary: (i) to repair and restore the Premises as provided herein; and (ii) to discharge Tenant's obligation for unpaid amounts due Landlord. All such amounts shall be used and held by Landlord for payment of such obligations of Tenant, with Tenant being liable for any additional incurred costs upon demand by Landlord, and any excess shall be returned to Tenant after all such obligations have been determined and satisfied. Any Security Deposit shall be credited against Tenant's obligations hereunder.

28.      NOTICES

         Any notice or document required or permitted to be delivered hereunder
(a) shall be in writing; (b) shall be personally delivered, sent by overnight delivery company or sent by United States Mail, postage prepaid, Certified or Registered Mail, addressed to the parties hereto at the respective addresses set forth opposite their respective signatures on the Reference Page, or at such other address as they have therefore specified by written notice delivered in accordance herewith and (c) shall be effective upon delivery, if personally delivered or sent by commercial overnight delivery company, or two (2) days after mailing, if mailed.

29.      TAXES PAYABLE BY TENANT

         In addition to Rent and other charges to be paid by Tenant hereunder, Tenant shall reimburse to Landlord, upon demand, any and all taxes payable by Landlord (other than net income taxes) whether or not now customary or within the contemplation of the parties hereto: (a) upon, allocable to, or measured by or on the gross or net rent payable hereunder, including without limitation any sales tax or excise tax levied by the state, political subdivision thereof, or the federal government with respect to the receipt of such rent; or (b) upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy of the Premises or any portion thereof, including any sales, use or service tax imposed as a result thereof; or (c) upon or measured by the Tenant's gross receipt or payroll or the value of Tenant's equipment, furniture, fixtures, and other personal property of Tenant or leasehold improvements, alterations, additions, located in the Premises; or (d) upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises.

         In addition to the foregoing, Tenant agrees to pay, before delinquency, any and all taxes levied or assessed against Tenant and which become payable during the term hereof upon Tenant's equipment, furniture, fixtures, and other personal property of Tenant located in the Premises.

30.      DEFINED TERMS AND HEADINGS

         The Article headings herein are for convenience of reference and shall in no way define, increase, limit, or describe the scope or intent of any provision of this Lease. Any indemnification of, insurance of, or option granted to Landlord shall also include or be exercisable by Landlord's trustee, beneficiary, agents and employees, as the case may be. In any case, where this Lease is signed by more than one person, the obligations hereunder shall be joint and several. The terms "Tenant" and "Landlord" or any pronoun used in place thereof shall indicate and include the masculine or feminine, the singular or plural number, individuals, marital communities, firms, or corporations, and each of their respective successors, executors, administrators, and permitted assigns, according to the context hereof. Tenant agrees to furnish promptly upon demand appropriate documentation evidencing the due authorization of Tenant to enter into this Lease. The term "rentable area" shall mean the rentable area of the Premises as calculated by the Landlord on the basis of the plans and specifications (which were available for inspection by Tenant at the time the Lease was executed) of the Premises and not including any proportion of any common areas. Tenant hereby consents and agrees that the calculation of rentable area on the Reference Page shall be controlling.

31.      HAZARDOUS SUBSTANCES

         Tenant acknowledges and agrees that it shall not introduce, place, use, store or dispose of hazardous, poisonous or toxic substance, material or waste of any kind at the Premises as such substances are identified from time to time by any Environmental Law, as hereinafter defined. In the event there is a breach of the requirements of this Article at any time during the Term of this Lease, or as extended, such breach shall be an Event of Default hereunder, and, in addition to all rights and remedies granted to Landlord, Tenant shall be liable for and shall indemnify, defend, protect and hold Landlord harmless from and against all costs incurred by Landlord or its authorized agents, managers, employees or contractors to the extent resulting from such introduction, placement, use, storage or disposition; (1) in cleaning, decontaminating or otherwise correcting the effects of any such introduction, placement, use, storage or disposition of a hazardous, poisonous or toxic substance, material or waste in or about the Premises; (2) in complying with all applicable laws and environmental rules, regulations and requirements applicable thereto, including the payment of any fines and penalties levied to the extent such fines or penalties are on account or arise from Tenant's introduction, placement, use, storage or disposition; and (3) in discharging any lien on the Premises securing the foregoing costs of correction. As used herein, "Environmental Law" shall mean all federal, state or local law, statute, ordinance or regulation pertaining to health, industrial hygiene, or the environmental conditions on, under or about the Premises, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA") as amended, 42 U.S.C. ss.9601 et. seq. and the Resource Conservation and Recovery Act of 1976 ("RCRA") as amended, 42 U.S.C. ss.6901 et. seq. As used herein "Hazardous Substance" shall include, without limitation: (i) those substances included within the definitions of any more or one or the term "hazardous substances", "hazardous materials", or "toxic substances", and "solid waste" in CERCLA, RCRA, and the Hazardous Materials Corporation Act, as amended, 49 U.S.C. ss.1801 et. seq., and in the regulations promulgated pursuant to said laws under applicable state law; (ii) those substances listed in the United

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State Department of Transportation Table (49 CFR ss.172.101 and amendments thereto) or by the Environmental Protection Agency (or any successor agency) as hazardous substances (40 CFR Part 302 and amendments thereto); (iii) such other substances, materials and wastes which are or become regulated under applicable local, state or federal laws, or which are classified as hazardous or toxic under federal, state or local laws or regulations; and (ix) any material, waste or substance which is (a) petroleum; (b) asbestos (c) polochlorinated biphenyls;
(d) designated as a "Hazardous Substance" pursuant to Section 311 or the Clean Water Act, 13 U.S.C. ss. 1321 (33 U.S.C. ss.1321), or listed pursuant to Section 307 of the Clean Water Act (33 U.S.C. ss.1317); (e) flammable explosives; or (f) radioactive materials.

32.      ENFORCEABILITY

         If for any reason whatsoever any of the provisions hereof shall be void, unenforceable or ineffective, all of the other provisions shall be and remain in full force and effect.

33.      COMMISSIONS

         Each of the parties (i) represents and warrants to the other that it has not dealt with any broker or finder in connection with this Lease, except as described on the Reference Page and (ii) indemnifies and holds the other harmless from any and all losses, liability, costs or expenses (including attorneys' fees) incurred as a result of any breach of the foregoing warranty.

34.      TIME AND APPLICABLE LAW

         TIME IS OF THE ESSENCE with respect to this Lease and all of its provisions. This Lease shall in all respects be governed by the laws of the state in which the Premises is located.

35.      PARKING

         Tenant shall have the right to use, in common with the other tenants or occupants of the Building, the parking facilities as designated from time to time by Landlord. Tenant shall not at any time park or permit the parking of Tenant's vehicles, or the vehicles of others, adjacent to loading areas or so as to interfere in any way with the use of such areas. Tenant shall not park or permit to be parked any inoperative vehicles or equipment on any portion of the parking or loading areas. Notwithstanding the foregoing, Tenant shall be permitted to use and park in the loading areas for deliveries to the Premises by armored vehicles.

36.      SUCCESSORS AND ASSIGNS

         Subject to the provisions of Article 11 (Assignment and Subletting) and
Article 25 (Sale by Landlord), the terms, covenants and conditions contained herein shall be binding upon and inure to the benefit of the heirs, successors, executors, administrators, marital communities, if any, and assigns of the parties hereto.

37.      ENTIRE AGREEMENT

         This Lease, together with its exhibits, contains all agreements of the parties hereto and supersedes any previous negotiations and correspondence, including without limitation, the term sheet, if any. There have been no representations made by the Landlord or understandings made between the parties other than those set forth in this Lease and its exhibits. This Lease may not be modified except by written instrument duly executed by the parties hereto.

38.      EXAMINATION NOT OPTION

         Submission of this Lease shall not be deemed to be a reservation of the Premises. Landlord shall not be bound hereby until its delivery to Tenant of an executed copy hereof signed by Landlord, already having been signed by Tenant, and until such delivery Landlord reserves the right to exhibit and lease the Premises to other prospective tenants. Notwithstanding anything contained herein to the contrary, Landlord may withhold delivery of possession of the Premises from Tenant until such time as Tenant has paid to Landlord the

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first and last month's rent as set forth in Article 3 and any sum owed prior to the Occupancy Date pursuant hereto.

39.      RECORDATION

         Neither Landlord nor Tenant shall record this Lease or a short form memorandum hereof without consent of the other party, and the party offering the same for recording shall pay all charges and taxes incident thereto.

40.      LIMITATION OF LANDLORD'S LIABILITY

         The obligations of Landlord herein are intended to be binding only on the property of the entity acting as Landlord and shall not be personally binding, nor shall any resort be had to the private properties of, any of its trustees or board of directors and officers, as the case may be, its investment manager, the general partners thereof or any employees or agents of Landlord, or the investment manager.

         IN WITNESS WHEREOF, this Lease has been duly executed by the parties hereto as of the date first written above.

Landlord:                                             Tenant:


By: /s/ Xxxxxxxxxxxxxx                                By: /s/ Xxxxxxxxxxxxxx
    ------------------                                    ------------------
Title: President/CEO                                  Title: President/CEO











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                                    EXHIBIT A
                                LEASED PREMISES
































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